FOMO WORLDWIDE INC

CONVERTIBLE NOTE CONVERISON PERIOD EXTENSION

THIS CONVERTIBLE NOTE CONVERSION PERIOD EXTENSION AGREEMENT ("Agreement") is entered into on May 30, 2023 (the "Effective Date") by and between FOMO Worldwide, Inc., a California corporation (the "Company") and GS Capital Partners, LLC, a Nevada Limited Liability Company ("Creditor").

WHEREAS, the parties desire to extend the maturity date of the certain $341,205 convertible note issued to the Creditor on April 19, 2022 (the "Note") from April 19, 2023 to December 31, 2023.

THEREFORE, the parties agree as follows:

1. The Maturity Date (as defined in the Note) is hereby extended to December 31, 2023

2. General Provisions:

    a. This Agreement shall be governed by the laws of the State of Nevada, irrespective of its conflict of laws principles. This Agreement represents the entire Agreement between the parties with respect to the redemption of the Note and may only be modified or amended in writing signed by both parties. The exclusive venue for any disputes under this Agreement shall be the federal and state courts sitting in Washoe County, Nevada.
    b. Any notice, demand or request required or permitted to be given by either the Company or the Creditor shall consist with the terms of the Note, and such provisions in the Note are hereby incorporated by reference.
    c. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.
    d. Each party agrees upon request to execute any further documents or instruments reasonably necessary to carry out the purposes or intent of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first set forth above.

FOMO WORLDWIDE INC.

By: ______________________________

Name: Vikram Grover

Title: Chief Executive Officer

GS CAPITAL PARTNERS, LLC

By: ______________________________

Name: Gabe Sayegh

Title: Manager